Exhibit 10.49

FIRST AMENDMENT TO LOAN AND SERVICING AGREEMENT AND OMNIBUS AMENDMENT TO TRANSACTION DOCUMENTS (this “Amendment”), dated as of March 3, 2020 (the “Amendment Date”), among Meadowbrook Run LLC, a Delaware limited liability company, as the borrower (the “Borrower”), FS KKR Capital Corp. II, a Maryland corporation, as the servicer (the “Servicer”), Morgan Stanley Bank, N.A., as the lender (the “Lender”), and Morgan Stanley Senior Funding, Inc., as administrative agent (in such capacity, together with its successors and permitted assigns in such capacity, the “Administrative Agent”).

WHEREAS, the Borrower, the Servicer, the Lender and the Administrative Agent are party to that certain Loan and Servicing Agreement, dated as of November 22, 2019 (as the same may be amended, modified or supplemented prior to the Amendment Date in accordance with the terms thereof, the “Loan and Servicing Agreement”), by and among the Borrower, the Servicer, FS Investment Corporation II, as the equityholder, the Lender, each of the other lenders from time to time party thereto, the Administrative Agent and Wells Fargo Bank, National Association, as the collateral agent, the account bank and the collateral custodian, providing, among other things, for the making and the administration of the Advances by the Lender to the Borrower; and

WHEREAS, the Borrower, the Servicer, the Lender and the Administrative Agent desire to amend certain provisions of the Loan and Servicing Agreement, in accordance with Section 12.01 thereof and subject to the terms and conditions set forth herein.

NOW THEREFORE, in consideration of the foregoing premises and the mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

ARTICLE I

Definitions

SECTION 1.1.    Defined Terms. Terms used but not defined herein have the respective meanings given to such terms in the Loan and Servicing Agreement.

ARTICLE II

Amendments to Loan and Servicing Agreement

SECTION 2.1.    As of the Amendment Date, the Loan and Servicing Agreement is hereby amended as follows:

(a)    The definition of “Yield” in Section 1.1 of the Loan and Servicing Agreement is amended and restated in its entirety as follows:

““Yield” means the sum of the following, payable on each Payment Date:

(a)    with respect to any previously ended Collection Period, the sum for each day in such Collection Period of amounts determined in accordance with the following formula (but only to the extent that such amounts were not previously paid to the Lenders):

YR x L
D

where:	YR	=	the Yield Rate applicable to such Advance on such day during such Collection Period;

	L	=	the Advances Outstanding on such day; and

	D	=	360;

plus

(b)    with respect to any previously ended Collection Period, the sum for each day in such Collection Period of amounts determined in accordance with the following formula (but only to the extent that such amounts were not previously paid to the Lenders):

AM x L
D

where:	AM	=	the Applicable Margin applicable on such day;

	L	=	the greater of (a) the Minimum Utilization minus the Advances Outstanding on such day, and (b) zero; and

	D	=	360;

provided that (i) no provision of this Agreement shall require the payment or permit the collection of Yield in excess of the maximum permitted by Applicable Law and (ii) Yield shall not be considered paid by any distribution if at any time such distribution is later required to be rescinded by any Lender to the Borrower or any other Person for any reason including, without limitation, such distribution becoming void or otherwise avoidable under any statutory provision or common law or equitable action, including, without limitation, any provision of the Bankruptcy Code.”

ARTICLE III

Omnibus Amendment to Transaction Documents

SECTION 3.1.    All Transaction Documents are hereby amended, to the extent applicable, by deleting all references to “FS Investment Corporation II” and inserting “FS KKR Capital Corp. II” in lieu thereof.

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ARTICLE IV

Representations and Warranties

SECTION 4.1.    The Borrower and the Servicer hereby represent and warrant to the Administrative Agent and the Lender that, as of the Amendment Date, (i) no Unmatured Event of Default, Event of Default or Servicer Default has occurred and is continuing and (ii) the representations and warranties of the Borrower and the Servicer contained in the Loan and Servicing Agreement are true and correct in all material respects on and as of such day.

ARTICLE V

Conditions Precedent

SECTION 5.1.    This Amendment shall become effective upon its execution and delivery by each party hereto and the payment by the Borrower in immediately available funds of any fees (including reasonable and documented fees, disbursements and other charges of outside counsel to the Administrative Agent) to be received on the Amendment Date.

ARTICLE VI

Miscellaneous

SECTION 6.1.    Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

SECTION 6.2.    Severability Clause. In case any provision in this Amendment shall be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 6.3.    Ratification. Except as expressly amended hereby, the Loan and Servicing Agreement is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This Amendment shall form a part of the Loan and Servicing Agreement for all purposes.

SECTION 6.4.    Counterparts. The parties hereto may sign one or more copies of this Amendment in counterparts, all of which together shall constitute one and the same agreement. Delivery of an executed signature page of this Amendment by facsimile or email transmission shall be effective as delivery of a manually executed counterpart hereof.

SECTION 6.5.    Headings. The headings of the Articles and Sections in this Amendment are for convenience of reference only and shall not be deemed to alter or affect the meaning or interpretation of any provisions hereof.

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[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the Amendment Date.

BORROWER:

MEADOWBROOK RUN LLC

By:	/s/ William Goebel
Name: William Goebel
Title: Chief Financial Officer

[Signature Page to Omnibus Amendment]

SERVICER:

FS KKR CAPITAL CORP. II

By:	/s/ William Goebel
Name: William Goebel
Title: Chief Accounting Officer

[Signature Page to Omnibus Amendment]

ADMINISTRATIVE AGENT:

MORGAN STANLEY SENIOR FUNDING, INC.

By:	/s/ Matthieu Milgrom
Name: Matthieu Milgrom
Title: Authorized Signatory

[Signature Page to Omnibus Amendment]

LENDER:

MORGAN STANLEY BANK, N.A.

By:	/s/ Breno Brown-Leao
Name: Breno Brown-Leao
Title: Authorized Signatory

[Signature Page to Omnibus Amendment]